Exhibit 10.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statements on Form F-1 (File No’s 333-115095 and 333-145005), Form F-3 (File No’s 333-134591 and 333-114153) and on Form S-8 (File No. 333-12456) of our report dated March 31, 2008, relating to the consolidated financial statements of Elbit Vision Systems Ltd. included in this Annual Report on Form 20-F for the year ended December 31, 2007.

Brightman Almagor & Co.
A Member of Deloitte Touche Tohmatsu
Tel-Aviv, Israel
March 31, 2008